Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 5 TO OPTION AND LICENSE AGREEMENT

This Amendment No. 5 to Option and License Agreement (the “Fifth Amendment”) is made as of October 15, 2024 (the “Fifth Amendment Effective Date”), by and between Beam Therapeutics Inc., a Delaware corporation having an office at 238 Main Street, Cambridge, MA 02142 (“Beam”), and Sana Biotechnology, Inc., a Delaware corporation having an office at 188 E Blaine Street, #400, Seattle, WA 98102 (“Sana”). Sana and Beam are referred to in this Fifth Amendment individually as a “Party” and collectively as the “Parties”.

Recitals

Whereas, the Parties have entered into that certain Option and License Agreement, dated October 15, 2021 (the “Original Agreement”), as amended by that certain Amendment No. 1 thereto dated June 6, 2022 (the “First Amendment”), that certain Amendment No. 2 thereto dated July 19, 2022 (the “Second Amendment”), that certain Amendment No. 3 thereto dated March 17, 2023 (the “Third Amendment”), and that certain Amendment No. 4 thereto dated April 4, 2024 (the “Fourth Amendment”) (the Original Agreement as amended by the First Amendment, the Second Amendment the Third Amendment, and the Fourth Amendment, the “Agreement”) pursuant to which Sana obtained a non-exclusive license from Beam to use Beam’s proprietary nuclease editing technology in connection with research and development of engineered cellular therapy products and, if successful, for Sana to further develop and commercialize such products;

Whereas, pursuant to Section 3.3 of the Agreement, the Parties have agreed to the replacement of certain Genetic Targets, and the Parties now desire to amend the Agreement to update the list of Genetic Targets as set forth herein;

Now, Therefore, the Parties now desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Agreement as set forth in this Fifth Amendment.

ARTICLE 1

AMENDMENTS

1.1
Capitalized terms used herein (including in the Recitals section above) but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
1.2
Exhibit C (Genetic Target List) to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit C (Genetic Target List) attached hereto as Appendix A.
1.3
Except as expressly modified in Section 1.2 of this Fifth Amendment, all other provisions of the Agreement shall remain unchanged and in full force and effect.

ARTICLE 2

MISCELLANEOUS

2.1
Counterparts. This Fifth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Party may rely on the delivery of executed electronic copies of counterpart execution pages of this Fifth Amendment and such electronic copies shall be legally effective to create a valid and binding agreement among the Parties.
2.2
Entire Agreement. The Agreement and this Fifth Amendment constitute the entire and exclusive agreement between the Parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Fifth Amendment.
2.3
Effect of Amendment. Except as amended herein, all other provisions of the Agreement shall remain unchanged and in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment No. 5 to Option and License Agreement to be executed by their duly authorized representatives as of the Fifth Amendment Effective Date.

Beam Therapeutics Inc. By: /s/ John Evans Name: John Evans Title: CEO	Sana Biotechnology, Inc. By: /s/ Steve Harr Name: Steve Harr Title: CEO

APPENDIX A

Exhibit C

Genetic Target List

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